Prospectus Supplement	dated August 31, 2009

The George Putnam Fund of Boston Prospectus dated 11/30/08

In July 2009, Putnam Management and the Board of Trustees of the fund agreed, effective August 1, 2009, to replace the fund’s previous expense limitation with a new arrangement that (a) imposes a new limit on the fee payable under the investor servicing contract and (b) places a limit on other expenses of the fund.

The table of Total Annual Fund Operating Expenses in Fund summary – Costs associated with your investment is revised as follows to reflect projected expenses based on the fund’s current (6/30/09) asset level:

Total annual fund operating expenses* (expenses that are deducted from fund assets)

					Total
				Acquired	annual
		Distribution		fund	fund
	Management	(12b-1) and	Other	operating	operating
	fees	service fees	expenses**	expenses***	expenses

Class
A	0.57%	0.25%	0.36%	0.02%	1.20%

Class
B	0.57%	1.00%	0.36%	0.02%	1.95%

Class
C	0.57%	1.00%	0.36%	0.02%	1.95%

Class
M	0.57%	0.75%	0.36%	0.02%	1.70%

Class
R	0.57%	0.50%	0.36%	0.02%	1.45%

Class
Y	0.57%	N/A	0.36%	0.02%	0.95%

* Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans) to an annual rate of 0.20% of the fund’s average net assets. For additional information regarding expense limitations, see Charges and Expenses in the Statement of Additional Information (SAI).

** Excludes estimated interest expense accruing in connection with the termination of certain derivatives contracts. Had such interest been included, for each share class, “Other expenses” would be 0.52%, and “Total annual fund operating expenses” would be increased by 0.16%.

***Estimate of expenses attributable to the fund’s investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund’s investments in other investment companies and their operating expenses.

The table in Fund summary – How do these fees and expenses look in dollar terms? is replaced with the following:

EXAMPLE: Sales charge plus annual operating expenses on a $10,000 investment over time

	1 year	3 years	5 years	10 years

Class A	$690	$934	$1,197	$1,946

Class B	$698	$912	$1,252	$2,080*

Class B (no redemption)	$198	$612	$1,052	$2,080*

Class C	$298	$612	$1,052	$2,275

Class C (no redemption)	$198	$612	$1,052	$2,275

Class M	$517	$867	$1,241	$2,288

Class R	$148	$459	$792	$1,735

Class Y	$97	$303	$525	$1,166

*Reflects conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

*******

At the same meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund. See the fund’s SAI for additional information about the proposed management contract.

258017 - 08/09